--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 1
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
   Superior National Insurance Group )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:   1-Feb-01
                               DEBTOR)                            TO:  28-Feb-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM    )
-------------------------------------

                                                      -------------------------------------------------------------------------
                                                      DIP Payroll       DIP WCMA/MLIF       DIP Operating      Pre-Petition
                                                        Account            Account             Account        Payroll Account
                                                      -------------------------------------------------------------------------
                                                                                                              CLOSED 5/12/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements    $6,724,672.78    $3,315,097.27       $        0.00      $  127,139.87

B.  Less: Total Disbursements Per All Prior            $6,691,343.34    $2,439,399.43       $        0.00      $  127,139.87
          Interim Statements
                                                      -------------------------------------------------------------------------
C.  Beginning Balance                                  $   33,329.44    $  875,697.84       $        0.00      $        0.00
                                                      -------------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                              $   62,280.16    $   19,270.43       $  330,319.36      $        0.00

                                                      -------------------------------------------------------------------------
E.  Balance Available                                  $   95,609.60    $  894,968.27       $  330,319.36      $        0.00

                                                      -------------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                              $   59,715.25    $  282,665.66       $    7,265.45      $        0.00

                                                      -------------------------------------------------------------------------
G.  Ending Balance                                     $   35,894.35    $  612,302.61       $  323,053.91      $        0.00

                                                      -------------------------------------------------------------------------

                                                      --------------------------------------------------------------------
                                                        Pre-Petition             Pre-Petition            Pre-Petition
                                                      Operating Account        Operating Account      Investment Account
                                                        Imperial Bank           Bank of Bermuda
                                                      --------------------------------------------------------------------
                                                       CLOSED 5/15/00           CLOSED 5/19/00          CLOSED 5/31/00
CASH ACTIVITY ANALYSIS

A.  Total Receipts Per All Prior Interim Statements   $        84.46           $       45.84          $       12.16

B.  Less: Total Disbursements Per All Prior           $        84.46           $       45.84          $       12.16
          Interim Statements
                                                      --------------------------------------------------------------------
C.  Beginning Balance                                 $         0.00           $        0.00          $        0.00

                                                      --------------------------------------------------------------------
D.  Receipts During Current Period

    Per Attached Schedule                             $         0.00           $        0.00          $        0.00

                                                      --------------------------------------------------------------------
E.  Balance Available                                 $         0.00           $        0.00          $        0.00

                                                      --------------------------------------------------------------------
F.  Less: Disbursements During Period

    Per Attached Schedule                             $         0.00           $        0.00          $        0.00

                                                      --------------------------------------------------------------------
G.  Ending Balance                                    $         0.00           $        0.00          $        0.00

                                                      --------------------------------------------------------------------

H.  ACCOUNT INFORMATION

    (1). DIP Payroll Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15818-20438

    (2). DIP WCMA/MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, Ohio 45402

          (b) Account Number                    77M07W63

    (3). DIP Operating Account

          (a) Depository Name and Location      Bank of America, 345 Montgomery
                                                Street, LL1, San Francisco, CA
                                                94104

          (b) Account Number                    15815-16527

    (4). Pre-Petition Payroll Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b) Account Number                    14173-04996       CLOSED 5/12/00

    (5). Pre-Petition Operating Account

          (a) Depository Name and Location      Imperial Bank, 228 Airport
                                                Parkway, San Jose, CA 95110

          (b) Account Number                    17-061-275        CLOSED 5/15/00

    (6). Pre-Petition Investment Account

          (a) Depository Name and Location      Bank of Bermuda, 6 Front Street,
                                                Hamilton HM 11, Bermuda

          (b) Account Number                    1010-584560       CLOSED 5/19/00

    (7). Pre-Petition MLIF Account

          (a) Depository Name and Location      Bank of New York, 700 S. Flower
                                                Street, 2nd Floor, Los Angeles,
                                                CA 90017

          (b) Account Number                    350776            CLOSED 5/31/00

I. Other Monies On Hand: None

I, Alex Corbett, Chief Financial Officer, declare under penalty of perjury, that the information contained in the above Debtor in Possession Interim Statement is true and complete to the best of my knowledge.


Dated: 4/18/01                            Signed: /s/ Alex Corbett
       ----------                                 --------------------------

--------------------------------------------------------------------------------
                       OFFICE OF THE UNITED STATES TRUSTEE
                                                                          PAGE 2
                         CENTRAL DISTRICT OF CALIFORNIA
--------------------------------------------------------------------------------

-------------------------------------
IN RE:                               )    DEBTOR IN POSSESSION INTERIM STATEMENT
                                     )
   Superior National Insurance Group )                  STATEMENT NO.  11
                                     )           FOR THE PERIOD FROM:   1-Feb-01
                               DEBTOR)                            TO:  28-Feb-01
-------------------------------------
CHAPTER 11 CASE NO. SV00-14099-GM    )
-------------------------------------

                                                      -----------------------------------------------------------------
                                                         Pre-Petition       Pre-Petition Monarch       Pre-Petition
                                                         MLIF Account          Funds Account         Preemptive Rights
                                                                                                      Holding Account
                                                      -----------------------------------------------------------------
                                                         CLOSED 6/6/00         CLOSED 6/6/00           CLOSED 5/15/00
CASH ACTIVITY ANALYSIS
A. Total Receipts Per All Prior
   Interim Statements                                  $1,215,440.20        $      173.00            $        0.00

B. Less: Total Disbursements Per
         All Prior Interim Statements                  $1,215,439.74        $      173.00            $        0.00

                                                      -----------------------------------------------------------------
C. Beginning Balance                                   $        0.46        $        0.00            $        0.00

                                                      -----------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                               $        0.00        $        0.00            $        0.00

                                                      -----------------------------------------------------------------
E. Balance Available                                   $        0.46        $        0.00            $        0.00

                                                      -----------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                               $        0.00        $        0.00            $        0.00

                                                      -----------------------------------------------------------------
G. Ending Balance                                      $        0.46        $        0.00            $        0.00

                                                      -----------------------------------------------------------------

                                                      ----------------------------------------------------------------------------
                                                        Pre-Petition        Pre-Petition        Pre-Petition        Pre-Petition
                                                      Operating Account    Equity Account    Concentration Acct   Accounts Payable
                                                           Chase                               Bank of America     Bank of America
                                                      ----------------------------------------------------------------------------
                                                       CLOSED 5/18/00      CLOSED 5/15/00      CLOSED 5/10/00       CLOSED 5/15/00
CASH ACTIVITY ANALYSIS
                                                      ----------------------------------------------------------------------------
A. Total Receipts Per All Prior                       $        0.00        $        0.00      $        0.00       $        0.00
   Interim Statements

B. Less: Total Disbursements Per
         All Prior Interim Statements                 $        0.00        $        0.00      $        0.00       $        0.00

                                                      ----------------------------------------------------------------------------
C. Beginning Balance                                  $        0.00        $        0.00      $        0.00       $        0.00

                                                      ----------------------------------------------------------------------------
D. Receipts During Current Period

   Per Attached Schedule                              $        0.00        $        0.00      $        0.00       $        0.00

                                                      ----------------------------------------------------------------------------
E. Balance Available                                  $        0.00        $        0.00      $        0.00       $        0.00

                                                      ----------------------------------------------------------------------------
F. Less: Disbursements During Period

   Per Attached Schedule                              $        0.00        $        0.00      $        0.00       $        0.00

                                                      ----------------------------------------------------------------------------
G. Ending Balance                                     $        0.00        $        0.00      $        0.00       $        0.00

                                                      ----------------------------------------------------------------------------

H. ACCOUNT INFORMATION

   (7).   Pre-Petition MLIF Account

          (a) Depository Name and Location      Merrill Lynch, 10 West Second
                                                Street, #400, Dayton, Ohio 45402

          (b)   Account Number                  77M07K15          CLOSED 6/6/00

   (8).   Pre-Petition Monarch Funds Account

          (a) Depository Name and Location      Imperial Bank - Monarch Funds,
                                                PO Box 446, Portland, ME 04112

          (b)   Account Number                  10-00054585-31-01 CLOSED 6/6/00

   (9).   Pre-Petition Preemptive Rights
          Holding Account

          (a) Depository Name and Location      Imperial Bank - Monarch Funds,
                                                PO Box 446, Portland, ME 04112

          (b)   Account Number                  17-108-832        CLOSED 5/15/00

  (10).   Pre-Petition Operating Account

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245

          (b)   Account Number                  910-2-66286-4     CLOSED 5/18/00

  (11).   Pre-Petition Equity Account

          (a) Depository Name and Location      Chase Manhattan Bank, 4 Chase
                                                MetroTech Center, 18th Floor,
                                                Brooklyn, NY 11245

          (b)   Account Number                  910-2-662856      CLOSED 5/15/00

  (12).   Pre-Petition Concentration Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b)   Account Number                  1-4173-04938      CLOSED 5/10/00

  (13).   Pre-Petition Accounts Payable
          Account

          (a) Depository Name and Location      Bank of America, 2049 Century
                                                Park East, 2nd Floor, Los
                                                Angeles, CA 90067

          (b)   Account Number                  77050-01167       CLOSED 5/15/00